Fees Summary	Aug. 19, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,287,613.06
Previously Paid Amount	0.00
Total Fee Amount	315.92
Total Offset Amount	0.00
Net Fee	$ 315.92